Segment Reporting - Additional Information (Details)	12 Months Ended
Jun. 30, 2025 Segment
Segment Reporting [Abstract]
Number of reportable segments	2
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	srt:ChiefExecutiveOfficerMember
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	The primary measure used by CODM in measuring performance and allocating resources to the segments is net income, as reported on our condensed consolidated statements of operations, predominantly in the annual budget and forecasting process. The CODM considers budget-to-actual variances on a quarterly basis when making decisions about internal operations, such as staffing and related compensation, and planning for future investments. The Company does not disclose total asset information for its reportable segments as the information is not reviewed by the CODM.